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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                     -------------------------------------

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         June 5, 2001  (June 4, 2001)
               ------------------------------------------------
               Date of Report (Date of earliest event reported)



                          PEABODY ENERGY CORPORATION
        --------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                    1-16463                   13-4004153
  ------------------------      ---------------------    ----------------------
  (State of incorporation)      (Commission File No.)       (IRS Employer
                                                         Identification Number)

                               701 Market Street
                         St. Louis, Missouri 63101-1826
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               (Address of principal executive offices, zip code)


                                (314) 342-3400
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             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On June 4, 2001, Peabody Energy Corporation announced it expects to record a pre-tax gain of approximately $15 million for the quarter ending June 30, 2001, related to a refund from favorable litigation. A press release with respect thereto is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)   Exhibits.
                --------

Exhibit No.     Description
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99.1            Peabody Energy Corporation Press Release dated June 4, 2001.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PEABODY ENERGY CORPORATION



Date: June 5, 2001                   /s/ Jeffery L. Klinger
                                     ------------------------------
                                BY:  Jeffery L. Klinger
                                     Vice President - Legal Services



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                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Peabody Energy Corporation Press Release dated June 4, 2001


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